                                                            Exhibit (h)(6)(A)(i)

[ING FUNDS LOGO]


November 30, 2005


Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

     Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, ING Pioneer High Yield Portfolio and ING Templeton Foreign Equity Portfolio, six newly established series of ING Partners, Inc., ING Global Real Estate Portfolio, ING FMR(SM) Small Cap Equity Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio, three newly established series of ING Investors Trust, and ING Diversified International Fund, ING Emerging Markets Fixed Income Fund, ING Greater China Fund, ING Index Plus International Equity Fund and ING International Capital Appreciation Fund, five newly established series of ING Mutual Funds, (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated July 29, 2005.

     The AMENDED AND RESTATED EXHIBIT A has also been updated to1) reflect name changes for ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio, ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Mid Cap Disciplined Portfolio and ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio 2) by the removal of ING GET U.S. Opportunity Portfolio - Series 1 and ING GET U.S. Opportunity Portfolio - Series 2, as these funds were recently dissolved.


7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700            ING Mutual Funds
                                   www.ingfunds.com           ING Partners, Inc.

     Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.


                                        Very sincerely,


                                        /s/ Todd Modic
                                        --------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Investors Trust
                                        ING Mutual Funds
                                        ING Partners, Inc.


ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       ----------------
Name:  Nick Horvath
       ------------
Title: Director of Mutual Fund Operations, Duly Authorized
       ---------------------------------------------------

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
ING CORPORATE LEADERS TRUST FUND                                  Trust                New York                13-6061925

ING EQUITY TRUST                                                  Business Trust       Massachusetts              N/A
    ING Convertible Fund                                                                                       33-0552461
    ING Disciplined LargeCap Fund                                                                              06-1533751
    ING Equity and Bond Fund                                                                                   33-0552418
    ING Financial Services Fund                                                                                95-4020286
    ING LargeCap Growth Fund                                                                                   33-0733557
    ING LargeCap Value Fund                                                                                    20-0437128
    ING MidCap Opportunities Fund                                                                              06-1522344
    ING MidCap Value Choice Fund                                                                               20-2024800
    ING MidCap Value Fund                                                                                      86-1048451
    ING Principal Protection Fund                                                                              86-1033467
    ING Principal Protection Fund II                                                                           86-1039030
    ING Principal Protection Fund III                                                                          86-1049217
    ING Principal Protection Fund IV                                                                           82-0540557
    ING Principal Protection Fund V                                                                            27-0019774
    ING Principal Protection Fund VI                                                                           48-1284684
    ING Principal Protection Fund VII                                                                          72-1553495
    ING Principal Protection Fund VIII                                                                         47-0919259
    ING Principal Protection Fund IX                                                                           20-0453800
    ING Principal Protection Fund X                                                                            20-0584080
    ING Principal Protection Fund XI                                                                           20-0639761
    ING Principal Protection Fund XII                                                                          20-1420367
    ING Principal Protection Fund XIII                                                                         20-1420401
    ING Principal Protection Fund XIV                                                                          20-1420432
    ING Real Estate Fund                                                                                       43-1969240
    ING SmallCap Opportunities Fund                                                                            04-2886856
    ING SmallCap Value Choice Fund                                                                             20-2024826
    ING SmallCap Value Fund                                                                                    86-1048453

ING FUNDS TRUST                                                   Statutory Trust      Delaware                   N/A
    ING Classic Money Market Fund                                                                              23-2978935

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
ING FUNDS TRUST (CONT.)                                           Statutory Trust      Delaware                   N/A
    ING GNMA Income Fund                                                                                       22-2013958
    ING High Yield Bond Fund                                                                                   23-2978938
    ING Institutional Prime Money Market Fund                                                                  20-2990793
    ING Intermediate Bond Fund                                                                                 52-2125227
    ING National Tax-Exempt Bond Fund                                                                          23-2978941

ING INVESTMENT FUNDS, INC.                                        Corporation          Maryland                   N/A
    ING MagnaCap Fund                                                                                          22-1891924

ING INVESTORS TRUST                                               Business Trust       Massachusetts              N/A
    ING AIM Mid Cap Growth Portfolio                                                                           13-3851354
    ING Alliance Mid Cap Growth Portfolio                                                                      51-0380290
    ING American Funds Growth Portfolio                                                                        55-0839555
    ING American Funds Growth-Income Portfolio                                                                 55-0839542
    ING American Funds International Portfolio                                                                 55-0839952
    ING Capital Guardian Managed Global Portfolio                                                              51-0377646
    ING Capital Guardian Small/Mid Cap Portfolio                                                               13-3869101
    ING Capital Guardian U.S. Equities Portfolio                                                               23-3027332
    ING Eagle Asset Capital Appreciation Portfolio                                                             13-3793993
    ING Evergreen Health Sciences Portfolio                                                                    20-0573913
    ING Evergreen Omega Portfolio                                                                              20-0573935
    ING FMR(SM) Diversified Mid Cap Portfolio                                                                  25-6725709
    ING FMR(SM) Earnings Growth Portfolio                                                                      20-1794099
    ING FMR(SM) Small Cap Equity Portfolio                                                                     20-3606533
    ING Global Real Estate Portfolio                                                                           20-3602480
    ING Global Resources Portfolio                                                                             95-6895627
    ING Goldman Sachs Tollkeeper(SM) Portfolio                                                                 23-3074142
    ING International Portfolio                                                                                23-3074140
    ING Janus Contrarian Portfolio                                                                             23-3054937
    ING JPMorgan Emerging Markets Equity Portfolio                                                             52-2059121
    ING JPMorgan Small Cap Equity Portfolio                                                                    02-0558352
    ING JPMorgan Value Opportunities Portfolio                                                                 20-1794128
    ING Julius Baer Foreign Portfolio                                                                          02-0558388
    ING Legg Mason Value Portfolio                                                                             23-3054962
    ING LifeStyle Aggressive Growth Portfolio                                                                  20-0573999
    ING LifeStyle Growth Portfolio                                                                             20-0573986
    ING LifeStyle Moderate Growth Portfolio                                                                    20-0573968
    ING LifeStyle Moderate Portfolio                                                                           20-0573946
    ING Limited Maturity Bond Portfolio                                                                        95-6895624
    ING Liquid Assets Portfolio                                                                                95-6891032
    ING MarketPro Portfolio                                                                                    20-2990523
    ING MarketStyle Growth Portfolio                                                                           20-2990561

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
ING INVESTORS TRUST (CONT.)
    ING MarketStyle Moderate Growth Portfolio                                                                  20-2990595
    ING MarketStyle Moderate Portfolio                                                                         20-2990628
    ING Marsico Growth Portfolio                                                                               51-0380299
    ING Marsico International Opportunities Portfolio                                                          20-1794156
    ING Mercury Large Cap Value Portfolio                                                                      02-0558367
    ING Mercury Large Cap Growth Portfolio                                                                     02-0558346
    ING MFS Mid Cap Growth Portfolio                                                                           51-0380288
    ING MFS Total Return Portfolio                                                                             51-0380289
    ING MFS Utilities Portfolio                                                                                20-2455961
    ING Oppenheimer Main Street Portfolio(R)                                                                   51-0380300
    ING PIMCO Core Bond Portfolio                                                                              51-0380301
    ING PIMCO High Yield Portfolio                                                                             02-0558398
    ING Pioneer Fund Portfolio                                                                                 20-1487161
    ING Pioneer Mid Cap Value Portfolio                                                                        20-1487187
    ING Salomon Brothers All Cap Portfolio                                                                     23-0326348
    ING Salomon Brothers Investors Portfolio                                                                   23-3027331
    ING Stock Index Portfolio                                                                                  55-0839540
    ING T. Rowe Price Capital Appreciation Portfolio                                                           95-6895626
    ING T. Rowe Price Equity Income Portfolio                                                                  95-6895630
    ING UBS U.S. Allocation Portfolio                                                                          23-3054961
    ING Van Kampen Equity Growth Portfolio                                                                     02-0558376
    ING Van Kampen Global Franchise Portfolio                                                                  02-0558382
    ING Van Kampen Growth and Income Portfolio                                                                 13-3729210
    ING Van Kampen Real Estate Portfolio                                                                       95-6895628
    ING VP Index Plus International Equity Portfolio                                                           20-2990679
    ING Wells Fargo Mid Cap Disciplined Portfolio                                                              13-6990661
    ING Wells Fargo Small Cap Disciplined Portfolio                                                            20-3602389

ING MAYFLOWER TRUST                                               Business Trust       Massachusetts              N/A
    ING International Value Fund                                                                               06-1472910

ING MUTUAL FUNDS                                                  Statutory Trust      Delaware                   N/A
    ING Diversified International Fund                                                                         20-3616995
    ING Emerging Countries Fund                                                                                33-0635177
    ING Emerging Markets Fixed Income Fund                                                                     20-3617319
    ING Foreign Fund                                                                                           72-1563685
    ING Global Equity Dividend Fund                                                                            55-0839557
    ING Global Real Estate Fund                                                                                86-1028620
    ING Global Value Choice Fund                                                                               33-0552475
    ING Greater China Fund                                                                                     20-3617281
    ING Index Plus International Equity Fund                                                                   20-3617246
    ING International Capital Appreciation Fund                                                                20-3617270
    ING International Fund                                                                                     22-3278095

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
ING MUTUAL FUNDS (CONT.)
    ING International Value Choice Fund                                                                        20-2024764
    ING International SmallCap Fund                                                                            33-0591838
    ING Precious Metals Fund                                                                                   13-2855309
    ING Russia Fund                                                                                            22-3430284

ING PARTNERS, INC.                                                Corporation          Maryland                   N/A
    ING American Century Large Company Value Portfolio                                                         52-2354157
    ING American Century Select Portfolio                                                                      52-2354143
    ING American Century Small Cap Value Portfolio                                                             45-0467862
    ING Baron Asset Portfolio                                                                                  20-3606461
    ING Baron Small Cap Growth Portfolio                                                                       75-3023525
    ING Davis Venture Value Portfolio                                                                          52-2354160
    ING Fidelity(R) VIP Contrafund(R) Portfolio                                                                20-1351800
    ING Fidelity(R) VIP EquityIncome Portfolio                                                                 20-1352142
    ING Fidelity(R) VIP Growth Portfolio                                                                       20-1352125
    ING Fidelity(R) VIP Mid Cap Portfolio                                                                      20-1352148
    ING Fundamental Research Portfolio                                                                         52-2354152
    ING Goldman Sachs(R) Capital Growth Portfolio                                                              52-2354149
    ING Goldman Sachs(R) Core Equity Portfolio                                                                 51-0457737
    ING JPMorgan Fleming International Portfolio                                                               06-1496079
    ING JPMorgan Mid Cap Value Portfolio                                                                       75-3023510
    ING Lord Abbett U.S. Government Securities Portfolio                                                       20-3606442
    ING MFS Capital Opportunities Portfolio                                                                    06-1496058
    ING Neuberger Berman Partners Portfolio                                                                    20-3606413
    ING Neuberger Berman Regency Portfolio                                                                     20-3606426
    ING OpCap Balanced Value Portfolio                                                                         52-2354147
    ING Oppenheimer Global Portfolio                                                                           75-3023503
    ING Oppenheimer Strategic Income Portfolio                                                                 20-1544721
    ING PIMCO Total Return Portfolio                                                                           75-3023517
    ING Pioneer High Yield Portfolio                                                                           20-3606502
    ING Salomon Brothers Aggressive Growth Portfolio                                                           06-1496052
    ING Salomon Brothers Large Cap Growth Portfolio                                                            51-0457738
    ING Solution 2015 Portfolio                                                                                20-2456044
    ING Solution 2025 Portfolio                                                                                47-0951928
    ING Solution 2035 Portfolio                                                                                20-2456104
    ING Solution 2045 Portfolio                                                                                20-2456138
    ING Solution Income Portfolio                                                                              20-2456008

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
ING PARTNERS, INC. (CONT.)
    ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                                     52-2354156
    ING T. Rowe Price Growth Equity Portfolio                                                                  06-1496081
    ING Templeton Foreign Equity Portfolio                                                                     20-3606522
    ING UBS U.S. Large Cap Equity Portfolio                                                                    06-1496055
    ING Van Kampen Comstock Portfolio                                                                          75-3023521
    ING Van Kampen Equity and Income Portfolio                                                                 52-2354153

ING PRIME RATE TRUST                                              Business Trust       Massachusetts           95-6874587

ING SENIOR INCOME FUND                                            Statutory Trust      Delaware                86-1011668

ING VARIABLE INSURANCE TRUST                                      Statutory Trust      Delaware                   N/A
    ING GET U.S. Core Portfolio - Series 1                                                                     43-2007006
    ING GET U.S. Core Portfolio - Series 2                                                                     41-2107140
    ING GET U.S. Core Portfolio - Series 3                                                                     32-0090501
    ING GET U.S. Core Portfolio - Series 4                                                                     32-0090502
    ING GET U.S. Core Portfolio - Series 5                                                                     32-0090504
    ING GET U.S. Core Portfolio - Series 6                                                                     32-0090505
    ING GET U.S. Core Portfolio - Series 7                                                                     83-0403223
    ING GET U.S. Core Portfolio - Series 8                                                                     20-1420513
    ING GET U.S. Core Portfolio - Series 9                                                                     20-1420578
    ING GET U.S. Core Portfolio - Series 10                                                                    20-2936139
    ING GET U.S. Core Portfolio - Series 11                                                                    20-2936166
    ING GET U.S. Core Portfolio - Series 12                                                                    20-2936189
    ING VP Global Equity Dividend Portfolio                                                                    25-6705433

ING VARIABLE PRODUCTS TRUST                                       Business Trust       Massachusetts              N/A
    ING VP Convertible Portfolio                                                                               86-1028318
    ING VP Disciplined LargeCap Fund                                                                           06-6397003
    ING VP Financial Services Portfolio                                                                        86-1028316
    ING VP High Yield Bond Portfolio                                                                           06-6396995
    ING VP International Value Portfolio                                                                       06-6453493
    ING VP LargeCap Growth Portfolio                                                                           86-1028309
    ING VP MagnaCap Portfolio                                                                                  06-6493762
    ING VP MidCap Opportunities Portfolio                                                                      06-6493760
    ING VP Real Estate Portfolio                                                                               20-0453833
    ING VP SmallCap Opportunities Portfolio                                                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.                                Corporation          Maryland                06-1287459

ING VP NATURAL RESOURCES TRUST                                    Business Trust       Massachusetts           22-2932678
USLICO SERIES FUND                                                Business Trust       Massachusetts              N/A
    The Asset Allocation Portfolio                                                                             54-1499147

                                                                      TYPE OF             STATE OF              TAXPAYER
TAXPAYER/FUND NAME                                                 ORGANIZATION         ORGANIZATION            I.D. NO.
------------------                                                 ------------         ------------            --------
    The Bond Portfolio                                                                                         54-1499901
    The Money Market Portfolio                                                                                 54-1499149
    The Stock Portfolio                                                                                        54-1499398